Exhibit 10.5
AMENDMENT NO. 1
to the
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
of
DISCOVERREADY, LLC
THIS AMENDMENT NO. 1 (this “Amendment”) to that certain Third Amended and Restated Limited Liability Company Agreement dated as of November 2, 2009 (the “LLC Agreement”) of DiscoverReady, LLC (the “Company”) is made and entered into effective for all purposes as of April 30, 2010, by the Company and the Manager. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings specified in the LLC Agreement.
RECITALS
A. Dolan Media Company (“DMC”) and DR Holdco, LLC (“DR Holdco”), among others, are parties to that certain common unit purchase agreement dated April 30, 2010, under the terms of which DMC agreed to purchase an aggregate 3,059 Common Units from DR Holdco under the terms and conditions set forth therein (the “Common Unit Purchase”).
B. Both DMC and DR Holdco are members of the Company.
C. Pursuant to Section 10.4 of the LLC Agreement, the Manager has amended the LLC Agreement to reflect the change in DMC and DR Holdco’s ownership in the Company as a result of the Common Unit Purchase.
AGREEMENT
1. Amendment. Exhibit A of the LLC Agreement is hereby replaced with Exhibit A attached to this Amendment.
2. Reference to and Effect on the LLC Agreement. Each reference in the LLC Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be reference to the LLC Agreement as amended by this Amendment. Except as specifically amended above, the LLC Agreement shall remain in full force and effect and is hereby ratified in its entirety.

3. Miscellaneous.
a.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In accordance with the LLC Agreement, this Amendment shall be effective upon execution by the Company and the Manager. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including transmission in portable document format by electronic mail), shall be treated in all manner and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them to all other parties, except that the failure of any party to comply with such a request shall not render this Amendment invalid or unenforceable. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature, or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic transmission, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

b.	Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

c.
Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

d.	The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

e.	If and to the extent there are any inconsistencies between the LLC Agreement and this Amendment, the terms of this Amendment shall control.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Manager have executed this Amendment as of the date first above written.

COMPANY: DiscoverReady, LLC
By:	Dolan Media Company, its manager

By:	/s/ Scott J. Pollei
Scott J. Pollei, its executive vice president and
chief operating officer
MANAGER: Dolan Media Company
By:	/s/ Scott J. Pollei
Scott J. Pollei, its executive vice president and
chief operating officer

Exhibit A
List of Members, Common Units
and Participating Percentages

		Participating
Name, Address, Phone and Fax of Member	Common Units	Percentage

Dolan Media Company 222 South Ninth Street, Suite 2300 Minneapolis, Minnesota 55402 Attention: James P. Dolan Phone: (612) 317-9420 Fax: (612) 317-9434	853,059	85.3%

DR Holdco, LLC 55 Broadway, 21st Floor New York, New York 10006 Attention: James K. Wagner, Jr. Steve Harber Phone: Fax:	146,941	14.7%

TOTAL	1,000,000	100%